NUVEEN CALIFORNIA MUNICIPAL BOND FUND

NUVEEN CONNECTICUT MUNICIPAL BOND FUND

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

NUVEEN NEW JERSEY MUNICIPAL BOND FUND

NUVEEN NEW YORK MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 4, 2012

TO THE PROSPECTUS DATED JUNE 30, 2011

The last sentence of the first paragraph of the section “How We Manage Your Money—More About Our Investment Strategies—Portfolio Maturity” is hereby deleted in its entirety and replaced with the following three sentences:

The funds buy municipal bonds with different maturities in pursuit of their investment objectives. Each fund, other than Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund 2, will maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years. Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund 2 normally maintain a weighted average portfolio maturity of approximately 15 to 30 years.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MS2P-0112P